Exhibit 21.1

Subsidiaries of Lions Gate Entertainment Corp.

Name	Ultimate Parent/Address
3 Arts Entertainment, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Artisan Entertainment Inc.	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Artisan Home Entertainment Inc.	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
BMP Funding LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
BMP Funding II LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
BMPN Funding, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Debmar Studios, Inc.	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Debmar/Mercury, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Entertainment Capital Holdings International S.a.r.l.	Lions Gate Entertainment Corp. 6 rue Eugene Ruppert, L-2453 Luxembourg
Film Holdings Co.	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
For Our Kids Entertainment, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Good Universe Media, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
IPF Library Holdings LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404

IPF Library LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
IPF Receivables LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
LG Capital Holdings Inc.	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
LG Receivables Funding, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
LG Rights Holdings, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
LG TCM LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
LGAC 1, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
LGAC 3, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
LGAC International LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Lions Gate Capital Holdings, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Lions Gate China UK Limited	Lions Gate Entertainment Corp. 45 Lortimer Street London, W1W 8HJ UK
Lions Gate Entertainment (Hong Kong) Limited	Lions Gate Entertainment Corp. Suite 83 Jumpstart Business Centre RM 1501-08 Millennium City 5, 418 Kwun Tong RD KT KL
Lions Gate Entertainment Inc.	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Lions Gate Films Inc.	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404

Lions Gate Home Entertainment UK Limited	Lions Gate Entertainment Corp. 45 Lortimer Street London, W1W 8HJ UK
Lions Gate India S.a.r.l.	Lions Gate Entertainment Corp. 6 rue Eugene Ruppert, L-2453 Luxembourg
Lions Gate International (UK) Limited	Lions Gate Entertainment Corp. 45 Lortimer Street London, W1W 8HJ UK
Lions Gate International (UK) Film Development Limited	Lions Gate Entertainment Corp. 45 Lortimer Street London, W1W 8HJ UK
Lions Gate International (UK) TV Development Limited	Lions Gate Entertainment Corp. 45 Lortimer Street London, W1W 8HJ UK
Lions Gate International Media Limited	Lions Gate Entertainment Corp. 45 Lortimer Street London, W1W 8HJ UK
Lions Gate International Motion Pictures S.a.r.l.	Lions Gate Entertainment Corp. 6 rue Eugene Ruppert, L-2453 Luxembourg
Lions Gate International Slate Investment S.a.r.l.	Lions Gate Entertainment Corp. 6 rue Eugene Ruppert, L-2453 Luxembourg
Lions Gate Media Canada GP Inc.	Lions Gate Entertainment Corp. 20th Floor, 250 Howe Street Vancouver BC V6C 3R8
Lions Gate Media Canada Limited Partnership	Lions Gate Entertainment Corp. 20th Floor, 250 Howe Street Vancouver BC V6C 3R8
Lions Gate Media Ltd.	Lions Gate Entertainment Corp. 45 Lortimer Street London, W1W 8HJ UK
Lions Gate Pictures UK Limited	Lions Gate Entertainment Corp. 45 Lortimer Street London, W1W 8HJ UK
Lions Gate Television Inc.	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Lions Gate True North Corp.	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404

Lions Gate True North Media, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Lions Gate UK Limited	Lions Gate Entertainment Corp. 45 Lortimer Street London, W1W 8HJ UK
Lions Gate X Productions Corp.	Lions Gate Entertainment Corp. 2900-333 Bay Street Bay Adelaide Centre Toronto ON M5H 2T4
Lions Gate X Productions, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Lions Gate X-US Productions, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Mandate Films, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Mandate Pictures, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Pantelion, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Pilgrim Media Group, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Starz Entity Holding Company, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Starz Entertainment, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Starz Independent, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Starz, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
StarzPlay Canada, LP	Lions Gate Entertainment Corp. 20th Floor, 250 Howe Street Vancouver BC V6C 3R8

StarzPlay Direct UK, Limited	Lions Gate Entertainment Corp. 45 Lortimer Street London, W1W 8HJ UK
StarzPlay Direct US, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
StarzPlay Management US, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
StarzPlay UK, Limited	Lions Gate Entertainment Corp. 45 Lortimer Street London, W1W 8HJ UK
StarzPlay US, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Summit Distribution, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
Summit Entertainment, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404
True North Media, LLC	Lions Gate Entertainment Corp. 2700 Colorado Avenue Santa Monica, CA 90404